UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report: October 8, 2009
Nexstar Broadcasting Group, Inc. (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
Delaware (State or other jurisdiction of incorporation)	000-50478 (Commission File Number)	23-3083125 (IRS Employer Identification No.)
5215 N. O'Connor Blvd, Suite 1400 Irving, Texas 75039 (Address of Principal Executive Offices, including Zip Code)
(972) 373-8800 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into Material Definitive Agreement

On October 8, 2009, Nexstar Broadcasting, Inc., a subsidiary of Nexstar Broadcasting Group, Inc. (“Nexstar Broadcasting Group”), entered into that certain Second Amendment (the “Amendment”) to the Fourth Amended and Restated Credit Agreement, dated as of April 1, 2005, together with Nexstar Broadcasting Group, Nexstar Finance Holdings, Inc., Bank of America, N.A., as Administrative Agent and as L/C Issuer, Banc of America Securities LLC, as joint lead arranger and joint book manager, UBS Securities LLC, as co-syndication agent and joint lead arranger, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as co-syndication agent and joint book manager, and the several banks parties thereto (the “Nexstar Credit Agreement”, and, as amended, the “Amended Nexstar Credit Agreement”, setting forth the terms of the “Facility”).

The Amendment modifies certain terms of Nexstar Credit Agreement, including, but not limited to, changes to financial covenants, including the Consolidated Total Leverage Ratio and Consolidated Senior Leverage Ratio, a general tightening of the exceptions to the negative covenants (principally by means of reducing the types and amounts of permitted transactions) and an increase to the interest rates and fees payable with respect to the borrowings under the Amended Nexstar Credit Agreement.

	Prior	As Amended
Consolidated Total Leverage Ratio:
July 1, 2009 through September 30, 2009	6.50 to 1.00	6.75 to 1.00
October 1, 2009 to December 31, 2009	6.50 to 1.00	8.75 to 1.00
January 1, 2010 through March 31, 2010	6.50 to 1.00	9.50 to 1.00
April 1, 2010 through June 30, 2010	6.50 to 1.00	10.25 to 1.00
July 1, 2010 through September 30, 2010	6.25 to 1.00	9.25 to 1.00
October 1, 2010 through and including March 31, 2011	6.25 to 1.00	7.75 to 1.00
April 1, 2011 and thereafter	6.00 to 1.00	6.00 to 1.00

Consolidated Senior Leverage Ratio:
July 1, 2009 through September 30, 2009	4.50 to 1.00	5.50 to 1.00
October 1, 2009 to December 31, 2009	4.50 to 1.00	7.00 to 1.00
January 1, 2010 through March 31, 2010	4.25 to 1.00	7.00 to 1.00
April 1, 2010 through June 30, 2010	4.25 to 1.00	7.50 to 1.00
July 1, 2010 through September 30, 2010	4.25 to 1.00	6.75 to 1.00
October 1, 2010 through and including March 31, 2011	4.25 to 1.00	5.50 to 1.00
April 1, 2011 and thereafter	4.00 to 1.00	4.00 to 1.00

The Amended Nexstar Credit Agreement revises the calculation of Consolidated Total Leverage Ratio to exclude the netting of cash and cash equivalents against total debt.

On an annual basis following the delivery of Nexstar's Broadcasting, Inc.'s year end financial statements, the Amended Nexstar Credit Agreement requires mandatory prepayments of principal, as well as a permanent reduction in revolving credit commitments, subject to a computation of excess cash flow for the preceding fiscal year, as more fully set forth in the Amended Nexstar Credit Agreement. The Amended Nexstar Credit Agreement also places additional restrictions on the use of proceeds from asset sales, equity issuances, or debt issuances (with the result that such proceeds, subject to certain exceptions, be used for mandatory prepayments of principal and permanent reductions in revolving credit commitments), and includes an anti-cash hoarding provision which requires that Nexstar Broadcasting, Inc. utilize unrestricted cash and cash equivalent balances in excess of $15 million to repay principal amounts outstanding, but not permanently reduce capacity, under the revolving credit facility.

The Amended Nexstar Credit Agreement also revised the interest rate provisions.  As amended, borrowings under the Facility may bear interest at either (i) a Eurodollar Rate, which has been amended to include an interest rate floor equal to 1% or (ii) a Base Rate, which, as amended,  is defined as the greater of (1) the sum of 1/2 of 1% plus the Federal Funds Rate, (2) Bank of America, N.A.'s prime rate and (3) the sum of (x) 1% plus (y) the Eurodollar Rate.  The definition of applicable margin was changed to eliminate the pricing grid and replace it with a fixed rate.  As amended, the applicable margin for Eurodollar loans is a rate per annum equal to 4% and the applicable margin for Base Rate loans is a rate per annum equal to 3%.

On October 8, 2009, Mission Broadcasting, Inc. (“Mission”) entered into its first amendment (the “Mission Amendment”) to its Third Amended and Restated Credit Agreement dated as of April 1, 2005, among it, Bank of America, N.A., as Administrative Agent and as L/C Issuer, Banc of America Securities, as joint lead arranger and joint book manager, UBS Securities LLC, as co-syndication agent and joint lead arranger and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as co-syndication agent and joint bank manager, and the several banks parties thereto (as amended, the “Amended Mission Credit Agreement”).

Nexstar Broadcasting, Inc., Nexstar Broadcasting Group and Nexstar Finance Holdings, Inc. (together, the “Nexstar Entities”) continue to guarantee full payment of any and all obligations under the Amended Mission Credit Agreement in the event of a default thereunder.  The Amended Nexstar Credit Agreement expanded certain cross-default provisions such that the breach of certain warranties, representations or covenants under the Amended Mission Credit Agreement now constitute an event of default under the Amended Nexstar Credit Agreement.

The foregoing description of the Amendment to the Facility and the modifications contained therein does not purport to be complete and is qualified in its entirety by the terms and conditions of such Amendment, which is filed, along with the Amended Nexstar Credit Agreement as an annex thereto, as Exhibit 10.1 to this Current Report on Form 8-K.

As reported in its Current Report on Form 8-K filed the date hereof, the Mission Amendment, among other things, permitted Mission to modify certain terms and conditions of the Mission Credit Agreement.  Mission continues to guarantee full payment of all obligations of the Nexstar Entities under the Amended Nexstar Credit Agreement.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As discussed above in Item 1.01, the Nexstar Entities amended the Nexstar Credit Agreement.  The descriptions in Item 1.01 are incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

10.1           Second Amendment to the Fourth Amended and Restated Credit Agreement dated October 8, 2009, by and among Nexstar Broadcasting Group, Inc., Nexstar Finance Holdings, Inc., Nexstar Broadcasting, Inc., Bank of America, N.A., Banc of America Securities LLC, UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and the several Banks parties thereto.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEXSTAR BROADCASTING GROUP, INC.

By:          /s/ Thomas E. Carter
Date: October 15, 2009                                                                        Name:     Thomas E. Carter

Title:       Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Second Amendment to the Fourth Amended and Restated Credit Agreement dated October 8, 2009, by and among Nexstar Broadcasting Group, Inc., Nexstar Finance Holdings, Inc., Nexstar Broadcasting, Inc., Bank of America, N.A., Banc of America Securities LLC, UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and the several Banks parties thereto.